Other Financial Assets	12 Months Ended
Dec. 31, 2022
Other Financial Assets
Other Financial Assets

18.Other Financial Assets

Other financials assets are as follows:

In € thousand	12/31/2022	12/31/2021
Security deposits	3,386	3,779
Total non-current financial assets	3,386	3,779
Fixed term deposits	19,987	119,664
Money market funds	—	99,919
Security deposits	2,594	42
Total current other financial assets	22,581	219,625
Total other financial assets	25,967	223,404

Security deposits include €50 thousand (December 31, 2021: €400 thousand) pledged as collateral for customs, €182 thousand (December 31, 2021: €253 thousand) pledged as collateral for a furniture lease and €427 thousand (December 31, 2021: €196 thousand) pledged as collateral for use of credit card facilities. Additional deposits in the amount of €2,941 thousand (December 31, 2021: €2,942 thousand) are pledged as collaterals for facility leases, and €2,530 thousand (December 31, 2021: €30 thousand) refer to deposits to suppliers.

The Group has invested in a fixed term deposit amounting to €20,000 thousand with a term of 4 months. The Group recognized an increase of principal amount by €17 thousand due to positive interest rates and the Group recognized an expected credit loss of €30 thousand. The deposits were not redeemable before maturity.

In October 2021, the Group had invested a total €120,000 thousand into fixed term deposits with terms of 6, 9 and 12 months, €40,000 thousand each respectively. The Group recognized a reduction of principal amount by €336 thousand due to negative interest rates of €80 thousand and an expected credit loss of €257 thousand.

The Group did not hold any investment in money market funds as of year end. In November 2021, the Group has invested €100,006 thousand into money market funds. During the year, the Group sold all investments in money market funds for total proceeds of €99,853 thousand (2021: nil). The Group terminated its investment in March 2022.